SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 12, 2004
                                                --------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
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               (Exact name of Registrant as specified in charter)


  New Jersey                          0-6729                        22-1737915
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(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)            File Number)             Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700
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         (Former name or former address, if changed since last report.)

Item  4. Changes in Registrant's Certifying Accountant.

 (a) Previous Independent Accountants.

     (i) On July 9, 2004, First Montauk Financial Corp. (the "Company") dismissed Schneider & Associates, LLP ("Schneider") as the Company's independent public accountants.

     (ii) The reports of Schneider on the financial statements of the Company for each of the past two fiscal years, the fiscal years ended December 31, 2003 and 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to dismiss Schneider was made and approved by the Audit Committee of the Board of Directors of the Company on July 9, 2004.

     (iv) During the Company's two most recent fiscal years and through the date of this Report on Form 8-K, the Company has had no disagreements with Schneider on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Schneider would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements of the Company for such years.

     (v) During the Company's two most recent fiscal years and through the date of this Report on Form 8-K, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (vi) The Company has requested that Schneider furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated July 12, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Accountants.

     (i) Lazar, Levine & Felix LLP ("Lazar") has been engaged by the Company as its new independent public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2004. The appointment of Lazar is not subject to shareholder ratification.

     (ii) Prior to the engagement of Lazar, the Company (or someone on behalf of the Company) had not consulted with Lazar during its two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Lazar concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 7: Financial Statements and Exhibits.

(c)        Exhibits

           The following exhibit is filed herewith:

Exhibit No.                         Description
-----------                         -----------

Exhibit 16.1 Letter from Schneider & Associates, LLP to the Registrant filed with the Securities and Exchange Commission dated July 12, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2004                              First Montauk Financial Corp.
                                                  (Registrant)


                                                  By /s/ Victor K. Kurylak
                                                    ----------------------------
                                                    Victor K. Kurylak, President

                                                                Exhibit 16.1


                     [Schneider & Associates LLP Letterhead]



July 12, 2004

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Commissioners:

We have read Item 4. of the First Montauk Financial Corp. Form 8-K dated July 12, 2004. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,

/s/ Schneider & Associates LLP

Schneider & Associates LLP